UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2013

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CLEAR CHANNEL CAPITAL I, LLC
(Exact name of registrant as specified in its charter)
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Delaware	333-158279-36	27-0263715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On October 21, 2013, Clear Channel Outdoor Holdings, Inc. (“CCOH”), an indirect, non-wholly owned subsidiary of Clear Channel Communications, Inc. (“CCU”), which is an indirect, wholly owned subsidiary of Clear Channel Capital I, LLC, issued a press release announcing that on October 19, 2013, in accordance with the terms of the Stipulation of Settlement, dated July 8, 2013, among CCOH, a special litigation committee consisting of certain independent directors of CCOH, CCU and the other parties thereto, (i) CCOH notified CCU of its intent to make a demand (the “Demand”) for repayment on November 8, 2013 of $200,000,000 outstanding under the Revolving Promissory Note, dated as of November 10, 2005, between CCU, as maker, and CCOH, as payee (as amended by the first amendment dated as of December 23, 2009, the “Due from CCU Note”), and (ii) the board of directors of CCOH declared a special cash dividend payable in cash on November 8, 2013 to Class A and Class B stockholders of record at the closing of business on November 5, 2013, in an aggregate amount equal to $200,000,000 (or approximately $0.56 per share, based on shares outstanding at the close of business on September 30, 2013), conditioned only upon CCU satisfying the Demand.  As the indirect parent of CCOH, CCU will be entitled to approximately 88% of the proceeds from the dividend through its wholly owned subsidiaries.  The remaining approximately 12% of the proceeds from the dividend, or approximately $24 million, will be paid to the public stockholders of CCOH.  Following satisfaction of the Demand, the balance outstanding under the Due from CCU Note will be reduced by $200,000,000.  As of September 30, 2013, the outstanding balance of the Due from CCU Note was $944,628,469.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1
Press Release issued by Clear Channel Outdoor Holdings, Inc. on October 21, 2013 (incorporated by reference to Exhibit 99.1 to the Clear Channel Outdoor Holdings, Inc. Current Report on Form 8-K filed on October 21, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL CAPITAL I, LLC

Date: October 21, 2013	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press Release issued by Clear Channel Outdoor Holdings, Inc. on October 21, 2013 (incorporated by reference to Exhibit 99.1 to the Clear Channel Outdoor Holdings, Inc. Current Report on Form 8-K filed on October 21, 2013).